			AMERCO (Nevada)
FIRST LEVEL SUBSIDIARY                                            JURISDICTION
----------------------                                            ------------
EJOS, Inc.                                                             AZ
Japal, Inc.                                                            NV
M.V.S., Inc.                                                           NV
Pafran, Inc.                                                           NV
Sophmar, Inc.                                                          NV
Picacho Peak Investments Co.                                           NV
Republic Western Insurance Company                                     AZ

	SECOND LEVEL SUBSIDIARIES
        -------------------------
        Republic Claims Service Co.                                    AZ
        Republic Western Syndicate, Inc.                               NY
        North American Fire & Casualty Insurance Co.                   LA
        RWIC Investment, Inc.                                          AZ

		THIRD LEVEL SUBSIDIARIES
                ------------------------
                Republic Western Specialty Underwriters, Inc.          AZ
                Republic Western Insurance Services                    AZ


FIRST LEVEL SUBSIDIARY
----------------------
Oxford Life Insurance Company                                          AZ

	SECOND LEVEL SUBSIDIARIES
        -------------------------
        Christian Fidelity Life Insurance Co.                          TX
        Encore Financial, Inc.                                         WI

		THIRD LEVEL SUBSIDIARIES
                ------------------------
                Encore Agency, Inc.                                    LA
                North American Insurance Company                       WI

			FOURTH LEVEL SUBSIDIARIES
                        -------------------------
                        Community Health, Inc. (80% owned)             WI
                        Community Health Partners, Inc. (20% owned)    IL


FIRST LEVEL SUBSIDIARY
----------------------
Amerco Real Estate Company                                             NV

	SECOND LEVEL SUBSIDIARIES
        -------------------------
        Amerco Real Estate Company of Alabama, Inc.                    AL
        Amerco Real Estate Company of Texas, Inc.                      TX
        Amerco Real Estate Services, Inc.                              NV
        One PAC Company                                                NV
        Two PAC Company                                                NV
        Three PAC Company                                              NV
        Four PAC Company                                               NV
        Five PAC Company                                               NV
        Six PAC Company                                                NV
        Seven PAC Company                                              NV
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        SECOND LEVEL SUBSIDIARIES-Amerco Real Estate Company (Cont'd)
        -------------------------------------------------------------
                                                                  JURISDICTION
                                                                  ------------
        Eight PAC Company                                              NV
        Nine PAC Company                                               NV
        Ten PAC Company                                                NV
        Eleven PAC Company                                             NV
        Twelve PAC Company                                             NV
        Fourteen PAC Company                                           NV
        Fifteen PAC Company                                            NV
        Sixteen PAC Company                                            NV
        Seventeen PAC Company                                          NV
        Nationwide Commercial Co.                                      AZ

		THIRD LEVEL SUBSIDIARIES
                ------------------------
                Yonkers Property Corporation                           NY


FIRST LEVEL SUBSIDIARY
----------------------
U-Haul International, Inc.                                             NV

	SECOND LEVEL SUBSIDIARIES
        -------------------------
        INW Company                                                    WA
        A & M Associates, Inc.                                         AZ
        U-Haul Business Consultants, Inc.                              AZ
        U-Haul Leasing & Sales Co.                                     NV
        U-Haul Self-Storage Corporation                                NV
        U-Haul Co. (Canada) Ltd.                                       ON
        U-Haul Co. of Alaska                                           AK
        U-Haul Co. of Alabama, Inc.                                    AL
        U-Haul Co. of Arkansas                                         AR
        U-Haul Co. of Arizona                                          AZ
        U-Haul Co. of California                                       CA
        U-Haul Co. of Colorado                                         CO
        U-Haul Co. of Connecticut                                      CT
        U-Haul Co. of District of Columbia, Inc.                       DC
        U-Haul Co. of Florida                                          FL
        U-Haul Co. of Georgia                                          GA
        U-Haul of Hawaii, Inc.                                         HI
        U-Haul Co. of Iowa, Inc.                                       IA
        U-Haul Co. of Idaho, Inc.                                      ID
        U-Haul Co. of Illinois, Inc.                                   IL
        U-Haul Co. of Indiana, Inc.                                    IN
        U-Haul Co. of Kansas, Inc.                                     KS
        U-Haul Co. of Kentucky                                         KY
        U-Haul Co. of Louisiana                                        LA
        U-Haul Co. of Massachusetts, Inc.                              MA
        U-Haul Co. of Maryland, Inc.                                   MD
        U-Haul Co. of Maine, Inc.                                      ME
        U-Haul Co. of Michigan                                         MI
        U-Haul Co. of Minnesota                                        MN
        U-Haul Company of Missouri                                     MO
        U-Haul Co. of Mississippi                                      MS

        SECOND LEVEL SUBSIDIARIES - U-HAUL INTERNATIONAL, INC.    JURISDICTION
        ------------------------------------------------------    -------------
        U-Haul Co. of Montana, Inc.                                    MT
        U-Haul Co. of North Carolina                                   NC
        U-Haul Co. of North Dakota                                     ND
        U-Haul Co. of Nebraska                                         NE
        U-Haul Co. of New Hampshire, Inc.                              NH
        U-Haul Co. of New Jersey, Inc.                                 NJ
        U-Haul Co. of New Mexico, Inc.                                 NM
        U-Haul Co. of Nevada, Inc.                                     NV
        U-Haul Co. of New York, Inc.                                   NY
        U-Haul Co. of Oklahoma, Inc.                                   OK
        U-Haul Co. of Oregon                                           OR
        U-Haul Co. of Pennsylvania                                     PA
        U-Haul Co. of Rhode Island                                     RI
        U-Haul Co. of South Carolina, Inc.                             SC
        U-Haul Co. of South Dakota, Inc.                               SD
        U-Haul Co. of Tennessee                                        TN
        U-Haul Co. of Utah, Inc.                                       UT
        U-Haul Co. of Virginia                                         VA
        U-Haul Co. of Vermont, Inc.                                    VT
        U-Haul Co. of Washington                                       WA
        U-Haul Co. of Wisconsin, Inc.                                  WI
        U-Haul Co. of West Virginia                                    WV
        U-Haul Co. of Wyoming, Inc.                                    WY
        U-Haul Co. of Texas                                            TX

		THIRD LEVEL SUBSIDIARIES
                ------------------------
                Mover's Club, Inc.                                     TX